Exhibit 10.10


                                LOCK-UP AGREEMENT

     This AGREEMENT (the "Agreement") is made as of the 20th day of November, 2001, between the undersigned (the "Undersigned") and Vizacom Inc., a Delaware corporation (the "Company").

     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, the Undersigned agrees as follows:

     1. Background. The Undersigned acknowledges that the Company has required, and the Undersigned has agreed, to refrain from selling certain quantities of securities of the Company following the execution and delivery of the Settlement and General Release Agreement ("Agreement"), dated the date hereof, between the Company and the Undersigned, pursuant to which the Undersigned is to be issued 40,000 shares (the "Shares") of common stock, par value $.001 per share, of the Company. To induce the Company to proceed with such Agreement, the Undersigned has entered into this Agreement.

     2. Restriction. The Undersigned hereby agrees that from and after the date hereof, the Undersigned will not directly or indirectly sell or transfer in excess of an aggregate of 2,000 Shares per week. The Undersigned further agrees that the Company is authorized to place "stop orders" on its books to prevent any transfer of the Shares by the Undersigned in violation of this Agreement.

     3. Reliance by the Company and Other Stockholders. The Undersigned acknowledges that the Company is relying upon the agreements of the Undersigned contained herein, and that the failure of the Undersigned to perform the agreements contained herein could have a detrimental effect upon any proposed offering of the Company's securities. Accordingly, the Undersigned understands and agrees that the Undersigned's agreements herein are irrevocable.

     4. Arbitration. Any dispute arising between the parties under this Agreement, including but not limited to those pertaining to the formation, validity, interpretation, effect or alleged breach of this Agreement, will be submitted for binding arbitration to the American Arbitration Association in New York, New York before a panel of three arbitrators, provided the Undersigned shall be entitled to select one arbitrator, the Company shall be entitled to select one arbitrator and the third arbitrator shall be selected by mutual agreement of the parties, provided, further, if the parties cannot agree on the third arbitrator, such arbitrator shall be selected by the other two arbitrators. Each party shall pay the fees of their respective attorneys, the expenses of their witnesses and any other expenses connected with presenting their claim. Other costs of the arbitration, including the fees of the arbitrator, cost of any record or transcript of the arbitration, administrative fees, and other fees and costs shall be borne equally by the parties.

     5.  Miscellaneous.

         (a) At any time, and from time to time, after the signing of this Agreement, the Undersigned will execute such additional instruments and take such action as may be reasonably requested by the Company to carry out the intent and purposes of this Agreement.

         (b) This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent that the securities laws of the State in which the Undersigned resides and federal securities laws may apply.

         (c) This Agreement contains the entire agreement of the Undersigned with respect to the subject matter hereof.

         (d) This Agreement shall be binding upon the Undersigned and its successors and assigns.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Agreement as of the day and year first above written.


                                                   /s/ Andrew Edwards
                                                 -------------------------------
                                                 Andrew Edwards



                                                 VIZACOM INC.


                                                 By:     /s/ Alan W. Schoenbart
                                                     ---------------------------
                                                     Name:  Alan W. Schoenbart
                                                     Title: CFO


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